GENERAL	6 Months Ended
Jun. 30, 2014
GENERAL [Abstract]
GENERAL
NOTE 1:-	GENERAL

a.
RADCOM Ltd (the "Company") is an Israeli corporation which provides innovative service assurance and customer experience management solutions for leading telecom operators and communications service providers. The Company specializes in solutions for next-generation mobile and fixed networks, including LTE, VoLTE, IMS, VoIP, UMTS/GSM and mobile broadband. RADCOM's comprehensive, carrier-grade solutions are designed for big data analytics on terabit networks, and are used to prevent service provider revenue leakage and to enhance customer care management. The Company's products interact with policy management to provide self-optimizing network solutions. RADCOM's shares are listed on the NASDAQ Capital Market under the symbol RDCM.

The Company has wholly-owned subsidiaries in the United States, Brazil and India that are primarily engaged in the sales, marketing and customer support of the Company's products in North America, Brazil and India, respectively.

b.
The Company has an accumulated deficit of $57,505 as of December 31, 2013. The Company has managed its liquidity needs through a series of cost reduction initiatives, including reduction in workforce and private placement transactions. The Company believes that its existing capital resources and expected cash flows from operations will be adequate to satisfy its expected liquidity requirements at least for the next 12 months. The Company's foregoing estimate is based, among others, on its current backlog and pipeline.